SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the  Registrant  [ x ]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12

                               SYNERGY BRANDS INC.
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1.  Title of each class of securities to which transaction applies

- ------------------------------------------------------------------------------
2.  Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction  computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

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4.  Proposed maximum aggregate value of transaction:

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5.  Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] check box if any part of the fee is offset as provided by Exchange Act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

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2.   Form, Schedule or Registration Statement No.

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3.   Filing Party:

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4.   Date Filed:

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                                      -2-

                               SYNERGY BRANDS INC.
                             1175 Walt Whitman Road
                               Melville, NY 11747

                                 PROXY STATEMENT
                                       and
                       2003 ANNUAL REPORT TO STOCKHOLDERS

PROXY STATEMENT

     This statement is furnished as notice of and in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Synergy Brands Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on June 25, 2004 at 10:00 A.M. at Melville Marriott, Melville, New York, 631-423-1600.Please refer to the Safe Harbor Statement on Page for information about factors which could cause future results to differ materially from forward-looking, statements, expectations and assumptions expressed and/or implied in this publication.

                                VOTING PROCEDURES

     Stockholders of record at the close of business on May 1, 2004 will be entitled to vote at the Meeting. On April 29, 2004 there were outstanding 2,031,154 shares of Common Stock and a similar amount is expected to be outstanding as of the record date set for the Meeting, par value $.001 per share ("Common Stock"), each of which being entitled to one vote at the Meeting, 100,000 shares of Class A Preferred Stock, par value $.001 per share ("Class A Preferred") each of which being entitled to 13 votes at the Meeting (vote is controlled by Mair Faibish, Chief Executive Officer of the Company) and 160,000 shares of Series A Class B ("Class B Preferred") without any voting power at the Meeting ( such "Preferred Stock together with the Common Stock, collectively hereinafter referred to as the "Company Shares"), outstanding. Holders of the Common Stock and the Class A Preferred Stock will vote as a single class as to all matters to come before the Meeting. A Shareholder List disclosing shareholders of record on May 1, 2004 shall be made available for inspection by shareholders entitled to vote at the Annual Meeting at the location of the Meeting on the date of and in advance of the date of the Meeting.

     On September 9, 2002, the Board of Directors authorized a 4-for-1 reverse split of its common stock to shareholders of record on December 1, 2002. Par value and per share amounts in the accompanying information and schedules have been retroactively adjusted for the split.

     The By-Laws of the Company (the "By-Laws") provide that the holders of a minimum of one third of the votes represented by the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. The By-Laws further provide that the directors of the Company shall be elected by a plurality vote, and that, except as otherwise provided by statute, the Certificate of Incorporation of the Company, or the By-Laws, all other matters coming before the meeting shall be decided by the vote of a majority of the number of Company Shares present in person or represented by proxy at the Meeting and entitled to vote thereat where a quorum is present.

     Votes cast at the Meeting will be counted by the persons appointed by the Company to act as inspectors of election for the Meeting. The inspectors of election will treat Company Shares represented by a properly executed and returned proxy as present at the Meeting for purpose of determining a quorum. Abstention and broker non-votes with respect to particular proposals will not affect the determination of a quorum.

     Eight directors will be elected by a plurality of the votes represented by the Company Shares present, in person or by proxy, and entitled to be cast at the Meeting where a quorum is present. Accordingly, abstentions and broker non-votes as to the election of directors will have no effect thereon. All other matters to come before the Meeting require either the approval of a majority of the votes represented by all Company Shares or those present at the meeting and entitled to vote thereon, therefore abstentions as to particular proposals will have the same effect as votes against such proposals. Broker and other non-votes as to particular proposals will not, however, be deemed to be a part of the voting power present with respect to such proposals and will not therefore count as votes for or against such proposals and will not be included in calculating the number of votes necessary for approval of such proposals except for establishment of a quorum and as to those proposals requiring a majority vote of all Company Shares.

     The Board of Directors solicits proxies in the enclosed form to provide an opportunity for every eligible stockholder to vote on all matters to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Company Shares represented thereby will be voted at the Meeting in accordance with stockholder direction. Proxies in the enclosed form upon presentation unless otherwise designated thereon will be voted FOR the election of each director, and FOR the election of Holtz Rubenstein LLP as the Company's auditors for the fiscal year ending December 31, 2004, such being all of the proposals presently existing for shareholder vote at the Meeting. Any stockholder executing a proxy may revoke that proxy or submit a revised one at any time before it is voted. A stockholder may also attend at the Meeting in person and vote by ballot, thereby canceling any proxy previously given. Except for the proposals hereinabove mentioned, Company management expects no other matters to be presented for action at the Meeting. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented unless otherwise specified in the Proxy.

                               PROXY SOLICITATION

     The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy material to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company's transfer agent, American Stock Transfer and Trust Company, will assist it in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the Company, however, the Company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services. Certain employees of the Company, who will receive no compensation for their services other than their regular remuneration, may also solicit by telephone, telegram, telex, telecopy, or personal interview.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting, eight directors are to be elected to a one-year term and to hold office until their successors are elected and qualified. The Board of Directors consists of one class, which serves for a one-year term or until their successor is elected and qualifies. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, FOR the election of each of the directors nominated to serve on the Board to serve until the fiscal 2004 Annual Meeting of Stockholders or other dates for proposed election of new directors. If contrary to present expectation, any of the nominees should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

         The current nominees are:

                  Mair Faibish
                  Mitchell Gerstein
                  Dominic Marsicovetere
                  Michael Ferrone
                  Randall J. Perry
                  Frank A. Bellis Jr.
                  Lloyd Miller
                  Joel Sebastian
                  Bill Rancic

             INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES.

     Set  forth  is  certain  information   concerning  directors  and  director
nominees. Each of these persons are nominated to serve as a director for fiscal year 2004 and/or until their successor is elected and qualified.

                                                                     Year First
                                                                      Elected A
         Name of Director/Nominee    Age       Position                Director
         ---------------            ---       --------                 --------

         Mair Faibish                44     Chairman and Chief
                                            Executive Officer
                                            and Director                  1989

         Henry J. Platek, Jr.        57     President and
                                            Director                      1989
                                            (Not re nominated)

         Mitchell Gerstein           48     Chief Financial Officer,
                                            Treasurer, Secretary
                                            and Director                  1991

         Dominic Marsicovetere       54     Director                      1993

         Michael Ferrone             51     Director                      1995

         Dail Elizabeth Miller       46     Director                      2001
                                            (Not re nominated)

         Randall J. Perry            49     Director                      2002

         Frank A. Bellis Jr.         50     Director                      2003

         Lloyd  Miller               49     Director
                                            nominee

         Joel Sebastian             62      Director
                                            nominee

         Bill Rancic                32      Director
                                            nominee

     MAIR FAIBISH. Mr. Faibish has been CEO since January 1, 2000, prior thereto he served as Executive Vice President, Chief Financial Officer and a Director of the Company since May 1989. He serves on the Employee Compensation Committee and the Executive Committee. From 2001 to the present Mr. Faibish serves (for no compensation) as the Chairman of Columbia University's Alumni Representative Committee for Suffolk County New York responsible for coordinating admission interviews for prospective student candidates.

     HENRY J. PLATEK, JR. has been President and a Director of the Company since December 1989 and Chief Operating Officer since January 1, 2000. Mr. Platek serves on the Employee Compensation Committee and the Executive Committee. Mr. Platek has not been nominated to continue to serve as a director of the Company by mutual decision of he and the Company for reasons personal and not Company business oriented. Mr. Platek will continue to work for the Company's subsidiary PHS Group Inc.

     MITCHELL GERSTEIN. Mr. Gerstein has been Treasurer since March 1994, Vice President and a Director of the Company since June 1991, Controller and Treasurer of the Company since March 1992, Secretary of the Company from June 1991 to March 1994, a position he resumed in January 1995 and Chief Financial Officer since January 1, 2000.

     DOMINIC A. MARSICOVETERE, CPA. Mr. Marsicovetere has been a Director of the Company since April 1993. Since 1978, Mr. Marsicovetere has been an Accounting Professor in the school of Business Administration at Hofstra University. Since 1978, Mr. Marsicovetere had been in private practice as a certified public accountant. Mr. Marsicovetere is the chairman of the Audit Committee and Independent Compensation Committee.

     MICHAEL FERRONE. Mr. Ferrone is an executive with Park Avenue Securities a division of the Guardian Insurance Company where he has been employed since 1989. Mr. Ferrone serves on the Audit Committee and Independent Compensation Committee.

     DAIL ELIZABETH MILLER, has been a director since December, 2001. Since August, 2001 Ms. Miller has been President of DailCo Inc., a Real Estate development company located in Woodstock, Vermont. Between 1997 and 2001, Ms. Miller worked at LIM Inc. as an Investment Researcher. Ms. Miller has not been nominated to continue to serve as a director of the Company by mutual decision of she and the Company for reasons personal and not Company business oriented.

     RANDALL J. PERRY has acted in the past and is presently retained as corporate and securities counsel for the Company. Mr. Perry is an attorney licensed and practicing in New Jersey, New York and Pennsylvania. Mr. Perry has been in active law practice since 1981. Mr. Perry is a graduate of Penn State University (1975 BA) and Seton Hall University Law Center (JD 1980). Mr. Perry is licensed to practice law in New Jersey, New York and Pennsylvania.

     FRANK A. BELLIS JR. has been director since August 2003. Mr. Bellis was the former President of Claridge Casino Hotel (currently owned by Park Place Entertainment NYSE: PPS) until December 2002. Previously, Mr. Bellis was chief legal officer, CEO and a director of Claridge from 1991 to 2002. Mr. Bellis is currently president of Proviceline Associates LLC, a company dedicated to providing a broad range of advice to emerging organizations in financial transition.

     Mr. Bellis' other present Directorships include:

     -  Advisor  to  the  Board  of  the  Atlantis   Internet  Group,   February
     2003-Present

     - Caring, Inc., February 2003-Present

     Mr.  Bellis has obtained a degree,  AB with honors,  from Brown  University
(1975) and a JD from Seton Hall University Law Center (1982) and is presently admitted to practice law with the Bar of New Jersey, US District Court for District of New Jersey, US Court of Appeals for the Third Circuit and the US Supreme Court.

     JOEL SEBASTIAN is a nominee for a director. Mr. Sebastian is currently Vice President of Special Projects for Bozzuto's Inc., a Connecticut based consumer product distributor. Mr. Sebastian currently serves on the Board of Directors of Food Marketing Institute (FMI) acting as Chairman of such company's Vendex and ABC Convention Committees. Mr. Sebastian has past experience as Director of Grocery Merchandising for Pegnataro's, Director of Purchasing and varied other management positions for Sweet Life Foods, various management authority with Supervalu culminating in his position as Vice President of Category Management for the New England Region previous to the transfer of such part of Supervalu to C&S Wholesalers in Bratelboro, Vt where after Mr. Sebastian returned to Bozzuto's in his present management position there. Mr. Sebastian is a member of various consumer merchandising trade associations and has served in the past on advisory boards and management committees with IGA, Ralston Purina, Connecticut Food Association, FDI (Formerly NAWGA) and Emeritus of North East Food Distributors Association) and currently serves as Chairman of FDI's Vendex and ABC Convention Committees. Mr. Sebastian has also schooled with the Levinson Institute and a vast array of consumer product distribution training seminars and has been guest speaker at numerous related trade association seminars, conferences and conventions including those sponsored by the American Marketing Association, Nestle Foods and Grocery Manufacture's of America, NEWFDA, the Frozen Food Association of New England, the Connecticut/Western Mass Knights of the Grip, Grocery Manufacturer Representatives of New England, Food Marketing Institute and numerous universities and colleges.

     LLOYD MILLER is a nominee for a director. Mr. Miller is an independent investor and has served on numerous corporate boards including Vulcan International, and American Controlled Industries, among others. Mr. Miller currently serves as a director of Aldila, Inc., American Banknote Corporation, Celeritek Inc., and FairMarket, Inc. He is a member of the Chicago Board of Trade and the Chicago Stock Exchange, and traded actively on the floor of the CBOT from 1978 to 1992. He is a Registered Investment Advisor. Mr. Miller received his B.A. from Brown University.

     BILL RANCIC is the founder and current president of The Ranley Group trading as Cigars Around the World ("CAW"), the stock ownership of which in June 2003 was purchased by Gran Reserve Corporation, itself a subsidiary of Synergy Brands Inc. Mr. Rancic is presently under contract to continue his activities with CAW for at least two years from the date of such acquisition. CAW was founded in 1995. CAW is a supplier/distributor of premium cigar products with principal offices and distribution facilities in Chicago Illinois. Mr. Rancic is tje winner of the NBC Show The Apprentice and thereby has gained employment associated therewith for a yet undetermined time period while also continuing to pursue his other enterprising activities. Mr. Rancic is a 1992 Graduate of Loyola University Chicago with a Bachelor's Degree in criminal justice.

     Messrs. Marsicovetere, Ferrone, and Bellis meet, to the best knowledge of the Company the independence standards set by the Securities and Exchange Commission and NASDAQ and Mr. Miller and Mr. Sebastian (nominees for director) also are believed to meet such standards such that if all nominees for directorships are elected the Broad of Directors of the Company will be majority independent. Mr. Miller's nomination for a directorship was proposed by Mr. Bellis Jr., Mr. Sebastian's nomination was proposed by Mr. Faibish and Mr. Rancic's nomination was proposed by Lloyd Miller. The Company has no set policy on Director attendance but does encourage full participation, most meetings of the Board historically being by telephonic and other communication with decision making accomplished by written consent mainly for convenience of the members, most not being physically situated near the Company's business sites.

                              CORPORATE GOVERNANCE

     Directors are elected at the annual meeting of stockholders and hold office until their successors have been duly elected and qualified, or until the earlier of their death, resignation or removal. In the interim between such annual meetings the existing Board of Directors may increase or decrease the number of directors on the Board and fill any vacancies thereby or otherwise created, such other members to serve until their successors are duly elected by the shareholders of the Company entitled to vote thereon or they terminate their role as Director in some fashion and thereby create an interim vacancy to be filled.

     The Board of Directors has primary responsibility of directing the management of the business and affairs of the Company. The Board currently consists of seven members.

     The Company has an Audit Committee, an Executive Committee, Executive Compensation Committee, an Employee Compensation Committee and a Governance and Nominating Committee.

     The Audit Committee is comprised of Dominic A. Marsicovetere (chair), and Michael Ferrone and its functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan and results of their examination of the consolidated financial statements and determining the independence of such accountants. The Audit Committee also has primary responsibility for reviewing all related party transactions. However, it is the Company's policy that all related party transactions be approved by a majority of the disinterested directors of the Company. Such directors will not be required to make a determination that each related party transaction meets a fairness test, but will decide whether the transaction is in the best interest of the Company. The Audit Committee is comprised totally of independent directors as required by NASDAQ. A copy of the Audit Committee Charter is included herein as an Exhibit. The Company believes that Dominic Marsicovetere may be qualified as an "audit committee financial expert" as defined by the Securities and Exchange Commission and NASDAQ.

     The Executive Committee is presently comprised of Henry J. Platek, Jr. and Mair Faibish and is responsible for establishing policies and procedures relating to the administration and operation of the Company.

     The Executive Compensation Committee, presently consisting of Dominic Marsicovetere and Michael Ferrone, the Company's two independent non-employee directors, is authorized to review and make recommendations with respect to compensation of officers and key employees. They also administer the Company's 1994 Services and Consulting Compensation Plan, as amended (the "1994 Option Plan"), with respect to compensation of directors (except non-employee directors) and officers and consultants of the Company.

     The Employee Compensation Committee, presently consisting of Mair Faibish and Henry J. Platek, is authorized to review and make recommendations with respect to compensation of employees who are not officers or directors.

     The Governance and Nominating Committee presently consisting of Dominic Marsicovetere, Michael Ferrone and Frank A. Bellis, Jr. assists the full Board of Directors in identifying and recommending individuals qualified to become directors and will consider all qualified nominees recommended by shareholders. The Board of Directors has adopted a charter for the Governance and Nominating Committee, a copy of which is made an exhibit to this Proxy Statement.

     The Nominating Committee will seek candidates for an open director position by soliciting suggestions from Committee members, the Chairman of the Board, incumbent directors, senior management and/or others. The Committee also may retain a third-party executive search firm to identify candidates from time to time. Additionally, the Committee will consider any unsolicited recommendation for a potential candidate to the Board from Committee members, the Chairman of the Board, other Board members, management and shareholders.

     The Governance and Nominating Committee will consider nominees recommended by any shareholder of the Company who delivers timely notice of the nomination in proper written form to the Company's secretary at the Company's principal executive office. To be timely, the notice must be received not less that the time allowed for other shareholder proposals seeking entry onto the agenda for the next following Annual Meeting. The notice must include certain biographical information about both the proposed nominee and the shareholder submitting the proposal as well as disclose the number of shares of Company Common Stock owned by each of the proposed nominee and the shareholder making the proposal. The proposal must also contain the proposed nominee's written signed consent to being named as nominee in the proxy statement and to serving on the Board of Directors if nominated and subsequently elected.

     The Governance and Nominations Committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

     The policy adopted by the Committee provides that nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees.

     The  Board  of  Directors  will  be   responsible   for  making  the  final
determination    regarding    prospective   nominees   after   considering   the
recommendations of the Committee.

     Executive officers serve at the discretion of the Board of Directors, subject to any employment agreement between the executive officer and the Company.

     The Board of Directors and its Committees voted by unanimous or majority (on notice to others not voting) written consent in lieu of formal meetings with respect to all actions taken during the year ended December 31, 2003 and thereafter in 2004. All present directors attended at the 2002 Annual Meeting of Shareholders except for Ms. Miller and Mr. Ferrone. Mr. Bellis was not appointed until subsequent thereto.

     None of the directors or respective officers of the Company have over the last two fiscal years been involved in any material transactions with the Company wherein the amount of money involved exceeded $60,000 except that the Company has paid to Mr. Perry on retainer the sum of $125,000 for 2002 and 2003 for legal services rendered on behalf of the Company. No other material transactions involving the officers and or directors of the Company and the Company are proposed where the amount to be paid exceeds $60,000 except that the Company anticipates continuing to pay for legal services to Randall J. Perry to similar extent in fiscal 2004. There are also no common affiliations between the Company and officers and/or directors in any other business or entity, to the best knowledge of the Company and no legal proceedings involving securities issues or any bankruptcy proceedings and/or criminal proceedings are pending or have existed within the last five years involving any officers and/or directors of the Company or any officers, directors and/or affiliates of the Company as an adverse party to the Company.

     No officer or director or affiliate thereof is or in the last fiscal year has been in debt to the Company in excess of $60,000.

     The Company has adopted a code of conduct for its senior executive and financial officers (the "Code of Conduct"), a copy of which is made an exhibit to this Proxy Statement. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of its Code of Conduct in accordance with the rules and regulations of the SEC.

             COMPENSATION OF DIRECTORS/ NON-EMPLOYEE DIRECTOR PLAN

     Directors and committee members who are part of management serve as such without compensation but are reimbursed for their reasonable out-of-pocket expenses in attending meetings of the Board and its committees. Pursuant to the Option Plan, directors who are not employees of the Company are granted option to purchase 10,000 shares of Common Stock at an exercise price equal to fair market value on the date of grant immediately upon their election or reelection to the Board of Directors.

                            RECOMMENDATION AND VOTE

     The Board of Directors recommends the election of the nominees listed above as directors of the Company to hold office until the next annual meeting or until their successors are elected and qualified. The affirmative vote of a plurality of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the meeting shall require attendance in person and/or by proxy by at least one-third amount of the potential votes outstanding.

                          PRINCIPAL STOCKHOLDERS

     The following table sets forth as of April 29, 2004 information regarding the beneficial ownership of the Company's voting securities (i) by each person who is known to the Company to be the owner of more than five percent of the Company's voting securities, (ii) by each of the Company's directors, and (iii) by all directors and executive officers of the Company as a group each share of Common Stock being entitled to one vote and Class A Preferred Stock being entitled to 13 votes per share:

                                   Amount and Nature of
                                   Beneficial Ownership       Percent of Class
Name and Address of                Common     Preferred       Common   Preferred
Beneficial Owner                    Stock       Stock         Stock     Stock
---------------------               -----       -----         -----     -----

Mair Faibish (1).............      112,592     100,000         4.5%      100%
1175 Walt Whitman Road
Melville, NY 11747

Henry J. Platek ..........           1,500       -0-            .1%        --
1175 Walt Whitman Road
Melville, NY 11747

Mitchell Gerstein............          -0-       -0-           -0-         --
1175 Walt Whitman Road
Melville, NY 11747

Dominic A. Marsicovetere.....          -0-       -0-           -0-         --
1175 Walt Whitman Road
Melville, NY 11747

Michael Ferrone.............           -0-       -0-           -0-         --
1175 Walt Whitman Road
Melville, NY 11747

Dail Elizabeth Miller. . . . .      30,500       -0-           1.2%        --
13 Golf Avenue
Woodstock, Vermont 05030

Randall J. Perry...........            -0-       -0-           -0-         --
44 Union Avenue
PO Box 108
Rutherford, NJ 07070

Lloyd I. Miller III (2). ..        851,657       -0-         34.2%         --
4550 Gordon Drive
Naples, Florida 34102

Lawrence K. Fleischman. . . . .    108,026      -0-           4.3%         --
350 Vanderbilt Parkway
Hauppauge, NY 11788

Laurus Master Funds Ltd (3). . .  400,000       -0-          16.1%         --
c/o Ironshore Corporate Services Ltd.
PO Box 1234 G.T.
Queensgate House
South Church Street
Grand Cayman, Cayman Islands

Frank A. Bellis Jr.                   900        -0-           -0-         --
1175 Walt Whitman Road
Melville, NY 11747

Joel Sebastian                        -0-        -0-           -0-         --
1175 Walt Whitman Road
Melville, NY 11747

Bill Rancic
1175 Walt Whitman Road
Melville, NY 11747                    -0-        -0-           -0-         --

All Officers and Directors
as Group(3).................     997,149      100,000          40.1%     100.0%

     (1) Mr. Faibish owns the 100,000 shares of Class A Preferred Stock outstanding. Each share of Preferred Stock is entitled to 13 votes on all matters on which Common Stock may vote. Accordingly, the percentage of overall voting power of the Company's voting securities beneficially owned by Mair Faibish and all officers and directors as a group is increased accordingly to 37.3% and 60.7% respectively.

     (2) Included in the figures shown are warrants exercisable within 60 days for the purchase of up to 56,250 shares of the Company's Common Stock. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by Mr. Lloyd I. Miller, III and as to the total amount of securities upon which the percentages of all listed persons are based.

     (3) Included in the figures shown are warrants and rights of conversion (based upon full principal of presently existing Convertible Note) exercisable within 60 days for the purchase of up to 400,000 shares of the Company's Common Stock. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of Common Stock beneficially owned by Laurus Master Funds Ltd. and as to the total amount of securities upon which the percentages of all listed persons are based.

                        PROPOSAL 2. ELECTION OF AUDITORS

     The Board of Directors, on the recommendation and vote of the Audit Committee, has appointed Holtz Rubenstein LLP as independent auditors for the Company for the fiscal year ending December 31, 2004. Although not required to do so, the Board has proposed and recommends that the firm of Holtz Rubenstein LLP be elected by the Company's Shareholders at the Annual Meeting as the Company's auditors for the year ending December 31, 2004. The Company has declined to invite the former auditors for the Company, Grant Thornton LLP, to continue and as of May 28, 2004 the Company has terminated them as the Company's auditors for business reasons not related to any disagreements with such prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures and the presently nominated auditors, Holtz Rubenstein LLP, have not previous hereto been consulted  by the  Company  on any  financial  matters  other  than  they  being interviewed by the Company's audit committee members to determine familiarity with the type business conducted by the Company and related financial considerations, interest in assisting the Company in its audit matters, the said firm's independence, and cost considerations. Effective January 22, 2002, the Company's Board of Directors first approved the engagement of Grant Thornton LLP to serve as the Company's independent public accountants for the fiscal 2001 audit and they have continuously acted as the Company's auditors since such time.

     During the Company's two most recent fiscal years, the report of Grant Thornton LLP on the audited financial statements of the Company did not contain any qualifications and there were no disagreements with Grant Thornton LLP, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference to the subject matter of the disagreements in their reports for such fiscal years. More specifically such auditors have not questioned or advised:

     (a) that the Company's internal controls necessary for the Company to develop reliable financial statements do not exist, or

     (b) that any information has come to such auditor's attention that has led it to no longer be able to rely on management's representations or that has made such auditors unwilling to be associated with the financial statements prepared by Company's management, or

     (c) of the need to expand significantly the scope of its audit, or that information has come to the auditor's attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the auditor's dismissal, or for any other reason, the auditor did not so expand the scope of its audit or conduct such further investigation; or

     (d) that information has come to the auditor's attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the auditor's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to the auditor's dismissal, or for any other reason, the issue has not been resolved to the auditor's satisfaction prior to its dismissal.

     During the Company's two most recent fiscal years the Company did not consult with Holtz Rubenstein LLP, the newly nominated auditors, regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements by said firm that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event regarding any prior auditors utilized by the Company,

     During fiscal 2002 and 2003, and in connection with the audit of the Company's fiscal 2002 and 2003 financial statements, Grant Thornton LLP provided various audit and non-audit services to the Company as follows:

     (a) AUDIT FEES: Aggregate fees billed by Grant Thornton for professional services rendered for the audit of the Company's fiscal year 2003 annual financial statements and quarterly reviews for 2003 were $134,000, and for 2002 were $90,500.

     (b) AUDIT RELATED FEES: None. (both years)

     (c) TAX RELATED FEES: Aggregate fees billed by Grant Thornton for fees related to tax filings by the Company in 2003 were $26,500 and in 2002 were $32,500.

     (d) ALL OTHER FEES:  NONE

     Holtz Rubenstein LLP has not rendered any financial or other services previous hereto to or for the benefit of the Company.

     The Audit Committee of the Board has considered whether provision of the services described in sections (b),(c) and (d) above is compatible with maintaining the independent accountant's independence and, determined that such services have not adversely affected Grant Thornton LLP's independence.

     A representative of Holtz Rubenstein LLP is expected to be present at the meeting and have an opportunity to make a statement if the representative desires to do so. Said representative should also be available to respond to appropriate questions from shareholders of the Company.

                            RECOMMENDATION AND VOTE

     The Company's full Board of Directors and its Audit Committee, recommend the election of Holtz Rubenstein LLP to serve as auditors for the Company for the fiscal year ended December 31, 2004 and until successors are elected and qualified. The affirmative vote of a majority of the votes represented by the Company Shares represented at the Meeting where a quorum is present is required for such approval. Quorum at the Meeting shall require attendance in person and/or by proxy by at least one-third amount of potential votes outstanding.

                                 OTHER BUSINESS

     Management knows of no other business, which is to be presented for action at the meeting. Should any other matters properly come before the meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their judgment.

     It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend in person are urged to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.

                             EXECUTIVE COMPENSATION

     Set forth below are tables showing (i) in summary form, the compensation paid to Henry J. Platek, Mair Faibish and Mitchell Gerstein, the only executive officers of the Company for the fiscal year ended December 31, 2003: and (ii) the options and stock appreciation rights (SARs) granted to such executives in 2003.

                           SUMMARY COMPENSATION TABLE

                             annual             long term compensation
                          compensation                awards
                         ---------------    -----------------------------------

                                            restricted    securities underlying
                             salary         stock bonus     stock options

NAME
----

Mair Faibish, President and Chief Executive Officer
              2003       $158,319.00                0                 0
              2002       $112,579.00                0                 0
              2001       $191,400.00                0                 0

Henry Platek, President
              2003           $96,000                0                 0
              2002       $ 75,663.00                0                 0
              2001       $ 85,056.00                0                 0

Mitchell Gerstein, Vice President and Chief Financial Officer
              2003       $ 54,143.00                0                 0
              2002       $ 52,000.00                0                 0
              2001       $ 52,000.00                0                 0

     There were no stock options or stock appreciation rights (SARs) given to any of the officers or directors of the Company. There are no outstanding SARs held by officers and/or directors of the Company and no stock options held by officers and/or directors of the Company in fiscal year 2003 have been exercised during such period. No Long-Term Incentive Plan awards have been granted by the Company to any of its officers and/or directors in fiscal year 2003. In the fiscal year 2003 there were no adjustments made to the exercise price of any outstanding stock options held by officers and/or directors of the Company other than an adjustment identical to adjustment made in all outstanding Company.

Compensation Committee Interlocks and Insider Participation

     All decisions with respect to the stock compensation of the Company's executive officers and key employees are made by the Executive Compensation Committee, which is comprised of Mr. Marsicovetere and Mr. Ferrone. Neither Mr. Marsicovetere nor Mr. Ferrone are officers or employees of the Company nor were they at any time.

     All decisions with respect to the compensation of employees who are not officers or key employees are made by the Employee Compensation Committee which is comprised of Mr. Platek and Mr. Faibish.

AUDIT COMMITTEE REPORT

     The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board. The following report concerns the Committee's activities regarding oversight of the Company's financial reporting and auditing process.

     The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The NASDAQ Stock Market, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as an Exhibit. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principals, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Grant Thornton LLP, the Company's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

     Some of the Audit Committee members may be professional accountants or auditors, but their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Committee's members in business, financial and accounting matters.

     Among other matters, the Audit Committee monitors the activities and performance of the Company's internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company's independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

     The Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor, management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, "Communication with Audit Committees" and Statement on Auditory Standards No. 90 "Audit Committee Communication".

     The Company's independent auditor also provided the Committee with the written disclosures required by Independence Standards Board Standard No.1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent auditor that firm's independence.

     Following the Committee's discussions with management and the independent auditor, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-KSB for the year ended December 31, 2003.

                                        Audit Committee:

                                        Dominic A Marsicovetere
                                        Michael Ferrone

* Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the aforesaid and following reports of the Audit Committee or the Company's Board of Directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

             REPORT OF THE BOARD OF DIRECTORS ON ANNUAL COMPENSATION

ADMINISTRATION OF COMPENSATION PROGRAM

     The Executive Compensation Committee will be responsible for establishing and administering the stock compensation policies applicable to the Company's executive officers.

     Prior to the establishment of the Committee, decisions with respect to the compensation of the Company's executive officers have been made by the Board of Directors.

COMPENSATION POLICY

     The goals of the Company's executive compensation policy are to (i) attract and retain qualified executives and (ii) ensure that an appropriate relationship exists between executive pay and the creation of shareholder value. To achieve these goals, the Company's executive compensation policy will reward executives for long term strategic management and the enhancement of stockholder value by integrating annual base compensation with other forms of incentive compensation based upon corporate results and individual performance. Measurement of corporate performance will be primarily based on the level of achievement of Company goals and upon Company performance levels compared with industry performance levels.

     The Committee will obtain compensation survey data where available for similar industries to be used as a guide to establish compensation levels to be competitive with and comparable to other companies in its industry group.

FISCAL 2003 EXECUTIVE COMPENSATION PROGRAM

     The Company's fiscal 2003 executive compensation program was comprised exclusively of base salary and bonuses. During fiscal 2003 Mr. Faibish, Mr. Gerstein and Mr. Platek, the Company's three executive officers, did not receive base salary increases. The decisions not to grant increases were made by the Board of Directors based on the Company's performance and financial condition. The compensation program described below will be implemented by the Independent Compensation Committee on a going forward basis.

     BASE SALARY. The Independent Compensation Committee will review and approve all salary changes and stock grants for executive officers. The Committee will base its approval of such salary changes on: (i) performance of the executive,
(ii) Company performance, (iii) experience, and (iv) external salary surveys.

     ANNUAL INCENTIVE. The Company may use annual performance incentives to focus management on achieving financial and operating results. The Company may establish a bonus pool for executive officers for a particular year or years, from which bonuses will be paid at the discretion of the CEO and President upon approval of the Committee, except that bonuses awarded to the CEO and President will be at the discretion of the Committee based on the financial performance of the Company.

     LONG TERM INCENTIVE. The primary purpose of the long-term incentive compensation plan (the "Plan") is to link management pay with the long term interests of stockholders. The Independent Compensation Committee will use stock options to achieve this link. The grant of options at 100 percent for the fair value assures that the executive officers will receive a benefit only when stock price increases.

     The amount of options granted is based on comparative data on the estimated value of long term compensation for other industry executives. In determining annual stock option grants, the Independent Compensation Committee will base its decision on the individual's performance and potential to improve stockholder value.

PRESIDENT and CEO COMPENSATION DURING FISCAL 2003

     Messrs. Platek's and Faibish's salaries are intended to be competitive with salary arrangements received by other chief executive officers in the industry. The Committee will base future bonuses or awards to Messrs. Platek and Faibish on Company and individual performance as compared to other promotional wholesale distribution logistics companies, and the criteria set forth above for executive officers generally.

COMPENSATION OF DIRECTORS

     The Company's executive officers do not receive any compensation for their services as Directors; however, such officers are reimbursed for their reasonable out-of-pocket expenses in attending any meetings of the Board and/or its committees. The Company's non-employee Directors, on the other hand, each receive compensation for their service in the form of an option to purchase 10,000 shares of the Company's Common Stock immediately upon their election or re-election to the Board. These options, which are granted pursuant to the Company's Stock Option Plan for Non-Employee Directors (the "Option Plan"), are issued at their fair market value, are immediately exercisable and have a term of ten years.

EMPLOYMENT CONTRACTS

     There are no Employment Contracts at present.

CONCLUSION

     The Board of Directors and the Independent Compensation Committee believe that the quality and motivation of management make a significant difference in the long term performance of the Company. The Board of Directors and the Committee also believe that a compensation program which rewards performance that meets or exceeds high standards also benefits the stockholders, so long as there is an appropriate downside risk element to compensation when performance falls short of such standards. The Board of Directors and the Committee are of the opinion that the Company's management compensation program meets these requirements, has contributed to the Company's success, and is deserving of stockholder support.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATION PLANS

     Following is information as of the end of fiscal year 2003 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

     The following is a summary of such stock option transactions for the years ended December 31, 2003 and 2002 in accordance with the Plan and other restricted stock option agreements:

                                                                 Weighted-
                                             Number               average
                                            of shares          exercise price
                                           ----------           -------------
       Outstanding at January 1, 2002        140,809               $ 32.12
           Forfeited                         (13,175)               (34.66)
             Granted                         356,625                  2.81
                                           ----------           -------------
       Outstanding at December 31, 2002      484,259                 10.46
           Granted                            85,000                  3.53
           Cancelled/forfeited               (25,109)                (9.08)
           Exercised                         (62,500)                 1.84
                                           ----------           -------------
       Outstanding at December 31, 2003      481,650               $ 10.42
                                           ==========           =============

       Available for grant
           December 31, 2003               7,261,162
                                           =========
           December 31, 2002               7,457,291
                                           =========

     The following table summarizes information concerning currently outstanding and exercisable stock options:



                                                 Options outstanding                       Options exercisable
                                   --------------------------------------------        --------------------------
                                                      Weighted-
                                      Number           average        Weighted-           Number         Weighted-
                                   outstanding at     remaining        average        exercisable at      average
             Ranges of             December 31,      contractual      exercise         December 31,      exercise
            exercise prices            2003          life (years)       price              2003            price
           -------------------     -------------     ------------     ----------       ---------------    -------
           $ 1.00 - $ 4.00           376,125              .99          $  3.68          376,125           $ 3.68
            18.00 -  20.00            29,000              .65            18.34           29,000            18.34
            25.00 -  35.60            36,275              .69            27.36           36,275            27.36
            40.00 -  50.00             8,500              .99            42.94            8,500            42.94
            60.00 -  70.00            31,750              .62            61.57           31,750            61.57
                                    ------------      -----------      ---------        --------          ------
                                     481,650              .92           $10.86          481,650           $10.86
                                    ============      ===========      =========        ========          ======


     The Company has also reserved 100,000 shares for a stock option plan ("Option Plan") for non-employee, independent directors, which entitles each non-employee, independent director an option to purchase 10,000 shares of the Company's stock immediately upon election or re-election to the Board of Directors. Options granted under the Option Plan will be at the fair market value on the date of grant, immediately exercisable, and have a term of ten years. The Company had no options outstanding and exercisable and 84,000 shares available for grant at December 31, 2003.

                            COMPANY STOCK PERFORMANCE

                             (PLEASE SEE SCHEDULE A)

ANNUAL REPORT

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2003 , which includes audited financial statements, has been previously mailed to stockholders and the 2003 Annual Report is included as is being mailed to shareholders herewith. Such reports are incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herewith.

FORM 10-KSB

     The Company will provide without charge to each person whose Proxy is being solicited, a copy (without exhibits) of the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission. Any request therefore should be addressed to the Company at the address given at the beginning of this report. The Form 10-KSB of the Company for 2003 is incorporated herein by reference and should be reviewed by the recipient of this Proxy Statement in conjunction with review of the other information on the Company included herein.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     If any stockholder desires to present a proposal for action at the Company's annual meeting to be held in 2005, such proposal must be in compliance with applicable laws and Securities and Exchange Commission regulations and must be received by the Company on or prior to December 31, 2004.

     The Company's Board of Directors has adopted a policy and established procedures for the Company's shareholders to communicate with members of the Board of Directors. Shareholders can communicate with any of the Company's directors, including the Chairperson of any of the committees of the Board of Directors by writing to a director c/o Synergy Brands Inc., at the Company's executive offices. Shareholders may communicate their concerns directly to the entire Board or specifically to management or non-management members of the Board. Such communications may be confidential or anonymous, if and as so designated.

SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it with respect to fiscal 2002 and 2003 or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with.

OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT

     This Proxy Statement is being distributed to stockholders as part of a larger publication containing other documents and information of interest to stockholders concerning the Annual Meeting including Appendix, A which contains the Annual Report to Shareholders, including Management's Discussion and Analysis and the Consolidated Financial Statements; and Appendix B, which contains Other Stockholder Information. All of this information not specifically part of this Proxy Statement, and certain information in this Proxy Statement, specifically the Audit Committee Report (other than any information contained therein not permitted to be so excluded), the report on 2003 Executive
Compensation and the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission under or pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 as currently in effect and shall not be deemed to be incorporated by reference into any filing by the Company under such Acts, unless specifically provided otherwise in such filing.

                       By Order of the Board of Directors

                                Mitchell Gerstein
                                    Secretary

Melville, NY

                                   SCHEDULE A
                            COMPANY STOCK PERFORMANCE

                              1998      1999    2000     2001    2002    2003
                              ----      ----    ----     ----    ----    ----

SYNERGY BRANDS INC.          100.00    111.76   22.36     8.13    4.74     7.37
COREDATA GROUP INDEX         100.00    110.99  152.21  152.44   156.90   207.70
RUSSELL 3000 INDEX           100.00    119.36  109.18   95.39    73.63    94.79


PEER GROUP INCLUDES:

RUSSELL 3000 INDEX

Source:  Media General Financial Services
         PO Box 85333
         Richmond, VA 23293
         80-446-7922

     (GRAPH ALSO INCLUDED) Graph represents the total return of $100 investment in the Company relative to sample peer group and a national stock index

                                    EXHIBIT A
                               SYNERGY BRANDS INC.
                 CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

     A director who meets all of the following categorical standards shall be presumed to be "independent" ("Company" shall include all subsidiaries thereof):

     * During the past five years the Company has not employed the director, and has not employed (except in a non-officer capacity) any of his or her immediate family members.

     * During the past five years, the director has not been employed (or affiliated with) the Company's present or former auditors, nor has any of his or her immediate family members been so employed or affiliated (except in a non-officer capacity not involving the Company's business).

     * During the past five years, neither the director, nor any of his or her immediate family members, has been part of an "interlocking directorate" in which an executive officer of the Company serves on the compensation (or equivalent) committee of another company that employs the director.

     * The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company's present or former auditors.

     * The director is not employed by (or affiliated with) a significant supplier or customer of the Company. For the purposes of this categorical standard, a supplier or customer shall be considered significant if its sales to, or purchases from the Company represent more than (i) 1 % of the sales of the customer or supplier or (ii) 1 % of the Company's revenues.

     * During the past five years, the director has not had a personal services contract with the Company, its chairman, chief executive officer or other executive officer, or any affiliate of the Company.

     * The director is not an employee, officer or director of a foundation, university or other non-profit organization to which the Company gives directly, or indirectly through the provision of services, more than $100,000 per annum or 1% of the total annual donations received (whichever is less).

     *The director does not, either directly or indirectly as a partner, shareholder or officer of another company own more than 5% of the Company's common stock (for purposes of being eligible to sit as a member of the Audit Committee but not necessarily as a Board member).

                                      EX-A1

AUDIT COMMITTEE CHARTER

I. Purpose

     The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior, (ii) the Company's auditing, accounting and
financial   reporting  processes   generally,   (iii)  the  Company's  financial
statements and other financial information provided by the Company to its stockholders, the public and others, (iv) the Company's compliance with legal and regulatory requirements, and (v) the performance of the Company's Corporate Audit Department, where applicable, and independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

     Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of Management and the independent auditors.

II. Organization

     The Audit Committee shall be comprised of members as determined by the Board of Directors, each of whom shall satisfy the independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934, NASDAQ and any other applicable regulatory requirements.

     Committee members shall be appointed by the Board at the annual organizational meeting of the Board of Directors and members shall serve until their successors shall be duly appointed and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

     The Committee may form and delegate authority to one or more of its members and/or subcommittees when appropriate.

III.Meetings

     The Audit Committee shall meet at least once annually, or more frequently as circumstances require. The Committee shall require members of Management, the Corporate Audit Department, if any, and the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in executive sessions during its regularly scheduled meetings and otherwise as the Committee may deem appropriate with Management, the head of the Corporate Audit Department, if any, and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believe should be discussed privately.

IV.Responsibilities and Duties

     In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with Management but shall not delegate these responsibilities

                                     EX-A2

     To fulfill its responsibilities and duties. the Audit Committee shall:

     WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between Management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals of (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section lOA of the Securities Exchange Act of 1934. and in connection therewith to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

     3. Review the performance of the Company's independent auditors on at least an annual basis.

     4. On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

     5. At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

     6. Confirm that the lead audit partner, or the lead audit partner responsible for reviewing the audit, for the Company's independent auditors has not performed audit services for the Company for each of the five previous fiscal years.

     7. Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

     8. Review the scope and plan of the work to be done by the independent auditors for each fiscal year.

                                     EX-A3

     WITH RESPECT TO FINANCIAL STATEMENTS:

     9. Review and discuss with Management, the Corporate Audit Department, if any, and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to stockholders, any governmental body, any stock exchange or the public.

     10. Review and discuss: (i) with Management, the Corporate Audit Department, if any, and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

     11. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

     12. Recommend to the Board of Directors. if appropriate. that the Company's annual audited financial statements be included in the Company's annual report on Form IO-K for filing with the Securities and Exchange Commission.

     13. Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

                                     EX-A4

     PERIODIC AND ANNUAL REVIEWS:

     14. Periodically review separately with each of Management, the independent auditors and the Corporate Audit Department, if any (i) any significant disagreement between Management and the independent auditors or the Corporate Audit Department in connection with the preparation of the financial statements.
(ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information) and (iii) Management's response to each.

     15. Periodically discuss with the independent auditors, without Management being present. (i) their judgments about the quality. appropriateness. and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

     16. Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors, Management or the Corporate Audit Department.
Review with the independent auditors, Management and the Corporate Audit Department, if any, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

     17. Review with Management, the independent auditors, the Corporate Audit Department, if any, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

     18. Obtain and review an annual report from Management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which Management is required to exercise discretion or judgments regarding the implementation thereof).

                                     EX-A5

     DISCUSSIONS WITH MANAGEMENT:

     19. Review and discuss with Management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

     20. Review and discuss with Management all material off-balance sheet transactions, arrangements. obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

     21. Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles. and (where appropriate) the Company's provisions for future occurrences, which may have a material impact on the financial statements of the Company.

     22. Review and discuss with Management (i) the Company's major financial risk exposures and the steps Management has taken to monitor and control such exposures (including Management's risk assessment and risk management policies), and (ii) the program that Management has established to monitor compliance with its code of business ethics and conduct for directors, officers and employees.

     23. Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

     24. Obtain explanations from Management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to Management and Management's response.

                                     EX-A6

     WITH RESPECT TO THE INTERNAL AUDIT FUNCTION AND INTERNAL CONTROLS:

     25. Review, based upon the recommendation of the independent auditors and the head of the Corporate Audit Department, if any, the scope and plan of the work to be done by the Corporate Audit Department.

     26. Review and approve the appointment and replacement of the head of the Corporate Audit Department, if any, and review on an annual basis the performance of the Corporate Audit Department or similar management personnel conducting internal audit functions of the Company.

     27. In consultation with the independent auditors and the Corporate Audit Department a) review the adequacy of the Company's internal control structure and system. and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibilities, budget and staffing needs of the Corporate Audit Department, if any.

     28. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                                     EX-A7

     OTHER:

     29. Review and approve all related-party transactions.

     30. Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

     31. Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

     32.  Review  any  Management   decision  to  seek  a  second  opinion  from
independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

     33. Review with Management and the independent auditors the sufficiency and quality of the Corporate Audit Department staff and other financial and accounting personnel of the Company.

     34. Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

     35. The Committee shall conduct an annual performance evaluation.

     36. Perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

     37. This Charter shall be made available on the Company's website at "www.sybr.com."

                                     EX-A8

V. Resources

     The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counselor and/or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

     The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

                                     EX-A9

                                    EXHIBIT B

                               SYNERGY BRANDS INC.

                   Governance and Nominating Committee Charter
Role

The Governance and Nominating Committee's role is to determine the slate of director nominees for election to the Company's Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, and to review, evaluate and recommend changes to the Company's Corporate Governance Guidelines.

Membership

The membership of the Committee shall consist of at least two directors, each of Who is to be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment. Applicable laws and regulations will be followed in evaluating a member's independence. The Board appoints the chairperson.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee shall cause to be kept adequate minutes of all its proceedings, and shall report its actions to the next meeting of the Board Committee members shall be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Governance and Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of the state of Delaware.

Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Committee and legal counsel in the course of obtaining legal advice shall be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

                                      EX-B1

Responsibilities

Subject to the provisions of the Corporate Governance Guidelines, the principal responsibilities and functions of the Governance and Nominating Committee are as follows:

     Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of this Company's shareholders.

     Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

     Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

     Assist in identifying, interviewing and recruiting candidates for the Board.

     Annually   review  the   composition   of  each   committee   and   present
     recommendations for committee memberships to the Board as needed.

Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

Review and make recommendations about changes to the charter of the Governance and Nominating Committee and any changes to this Company's Code of Ethics. The committee shall monitor, oversee and review compliance with the Corporate Governance Guidelines, Code of Ethics and any other applicable operating policies of the Company; provided, however, that monitoring or compliance with provisions of the Code of Ethics that relate to accounting disclosures and regulations of the SEC or NASDAQ or misrepresentations of or omissions from financial statements or related financial information shall be referred to the Company's Audit Committee for action. The Committee shall serve as the initial reviewing council for allegations of violations of the Code of Ethics or requests for waivers of the provisions of the Code of Ethics by an executive officer or director of the Company; provided, however, that the initial review of allegations of violations of or request for waiver of the provisions of the Code of Ethics that relate to accounting disclosures and regulations of the SEC or NASDAQ, or misrepresentations of or omissions for financial statements or related financial information shall be referred to the Company's Audit Committee for action.

The Committee shall make recommendations to the Board about responses to communications with regulatory authorities and agencies arising out of inquiries and/or investigations relating to the Code of Ethics and applicable state and federal laws, to the extent the Committee deems necessary or appropriate. Issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public shall be referred to the Audit Committee for action.

                                      EX-B2

Review and make recommendations, if necessary, about changes to the charters of other Board committees after consultation with the respective committee chairs.

Review the Chief Executive Officer's performance and performance of other executive officers of this Company.

                    COMMITTEE ACCESS, RESOURCES AND RELIANCE

1. In carrying out its responsibilities, the Committee shall have access to all the Company's books, records, directors, officers and employees.

2. The Committee shall have the authority to consult with the Company's counsel. It shall also have the authority to employ any other counsel of its selection, at the Company's expense, should the Committee deem it desirable and appropriate to do so.

3. The Committee, and each member of the Committee, in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports, or statements, or other information prepared or presented to them by
(i) officers and other employees of the Company, whom such member believes to be reliable and competent in the matters presented and (ii) counsel, public accountants or other persons as to matters , which the member believes to be within the professional competence of such person.


                                    EX-B3

                                    EXHIBIT C
                               SYNERGY BRANDS INC.

                                 CODE OF ETHICS

MISSION  STATEMENT:  The  following  code is  designed to create a guide to what
Synergy Brands Inc., believes are business practices which if followed will create an ethical working environment , which will deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely, and understandable disclosure as is required and/or otherwise deemed proper by management of this company in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and other government agencies and in other public communications made by this Company; and compliance with applicable governmental laws, rules and regulations; which also includes as an integral part thereof the prompt internal reporting of violations of this code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

In furtherance thereof adherence to the following general guidelines to and policy of Synergy Brands Inc. is mandated for all employees, officers, directors and consultants and should be reviewed and examined in relation to all other persons with whom personnel of this Company may come in contact in furtherance of the interests of this Company.

It is important to remember that a strong value system based on integrity and accountability has always been at the core of this Company's existence and this Company has always stressed ethical standards of business without a formal declaration as to the particulars of such standards, this Company being always hopeful that these general ethical standards were understood by and to be the required conduct for all with whom this Company associates. This document outlines this Company's legal requirements regarding the ethics of our operations and provides guidance for understanding and adhering to our business values but is not to be considered the complete description of what is considered by this Company as ethical behavior. Ethics is a concept that this Company wants to translate into practice. Fair treatment, kind regard, courtesy and respect, use of good business judgment, and altruism are only a sample of ethical behavior we promote. The guidelines set forth herein provide concepts which this Company desires its employees, affiliates and other Company personnel to reflect in their practice.

Ethical behavior is important in its own right. However, it is also good for our business because it fosters one of our greatest assets-customer, client and investor trust. So take the time to read these Guidelines. Embrace them. And continue to live by the code of ethical conduct that has served our company so well.

                                      EX-C1

1. INTRODUCTION.

In this Company the Chief Executive Officer and senior executives are chiefly responsible for setting standards of business ethics and overseeing compliance with these standards. It is the individual responsibility of each and every employee of this company to comply with these standards.

2. COMMUNICATIONS CHANNELS.

If any of this Company's associated personnel know of or suspect an unlawful or unethical situation, they should promptly contact the corporate secretary or any member of this Company's Audit Committee and/or Governance and Nominating Committee which contact information should be set forth in this Company's annual report and proxy statement. E-mail address at ( ) or as may otherwise be established by Company management shall be provided for focus on claims and inquiries regarding this Company's ethics. Appropriate person(s) at this Company's corporate level shall promptly review any report of unlawful or unethical conduct.

3. PERSONAL CONDUCT.

This Company's reputation for integrity and business ethics should never be taken for granted. To maintain that reputation, this Company's personnel must follow all of this Company's Business Conduct Guidelines and exercise good judgment in their decisions and actions.

If Company management finds that a persons' conduct on or off the job adversely affects their performance, that of other employees, or this Company's legitimate business interests, that person will be subject to disciplinary measures, including dismissal.

4. GENERAL CONCEPTS.

All persons acting under and within authority and on behalf of this Company shall:

     o Act with honesty and integrity, avoiding actual or apparent conflicts of interest in their personal and professional relationships.

     o Where authorized to provide information regarding this Company to provide such information only as is accurate, complete, objective, fair, relevant, timely and understandable, including information in all filings with and other submissions to the U.S. Securities and Exchange Commission and other applicable government sources.

     o Comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies.

     o Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

                                      EX-C2

     o Respect the confidentiality of and not disclose information acquired in the course of one's work which might be considered confidential except when authorized or otherwise legally obligated to so disclose.

     o Confidential information acquired in the course of one's work shall not be used for personal advantage.

     o Share knowledge and maintain professional skills important and relevant to the needs of this Company and the needs of the person sharing the information related thereto.

     o Proactively promote and be an example of ethical behavior as a responsible partner among peers, in the work environment and the community understanding that one's conduct in such environment is reflective on this Company for whom such person works.

5. NO SPECULATIVE OR INSIDER TRADING.

Federal law and Company policy prohibits officers, directors and employees, directly or indirectly through their families or others, from purchasing or selling this Company's stock because of and while in the possession of material, non-public information concerning this Company. This same prohibition applies to trading in the stock of other publicly held companies on the basis of material, non-public information.

Material, non-public information is any information that could reasonably be expected to affect the price of a stock. If an officer, director, or employee is considering buying or selling a stock because of inside information they possess, they should assume that such information is material. It is also important for the officer, director or employee to keep in mind that if any trade they make becomes the subject of an investigation by the government, the trade will be viewed after the fact with the benefit of hindsight. Consequently, officers, directors, and employees should always carefully consider how their trades would look from this perspective.

Two simple rules can protect in this area: (1) Don't use non-public information for personal gain. (2) Don't pass along such information to someone else who has no need to know.

6. BE TIMELY AND ACCURATE IN ALL PUBLIC REPORTS.

As a public company, this Company must be fair and accurate in all reports filed with the United States Securities and Exchange Commission. This Company's officers and directors are responsible for ensuring that all reports are filed in a timely manner and that they fairly present the financial condition and operating results of this Company.

Securities laws are vigorously enforced. Violations may result in sever penalties including forced sales of parts of the business and significant fines against this Company. There may also be sanctions against individual officers, directors, or employees for violations including substantial fines and/or prison sentences.

                                      EX-C3

The Chief Executive Officer and Chief Financial Officer shall certify to the accuracy of reports filed with the SEC in accordance with the Sarbanes-Oxley Act of 2002. Officers and Directors who knowingly or willingly make false certifications may be subject to criminal penalties or sanctions including fines and imprisonment.

7. AVOID CONFLICTS OF INTEREST.

This Company's officers, directors and employees have an obligation to give their complete loyalty to the best interest of this Company. They should avoid any action that may involve, or may appear to involve a conflict of interest with  this  Company.  Officers,  directors  and  employees  should  not have any financial or other business relationships with suppliers, customers or competitors that might impair, or even appear to impair, the independence of any judgment they may need to make on behalf of this Company.

Officers, Directors and employees are under a continuing obligation to disclose any situation that presents the possibility of a conflict or disparity of interest between the officer, director or employee and this Company. Disclosure of any potential conflict is the key to remaining in full compliance with this policy.

8. COMPETE ETHICALLY AND FAIRLY FOR BUSINESS OPPORTUNITIES.

All of this Company's personnel must comply with the laws and regulations that pertain to the acquisition of any business opportunity. This Company shall compete fairly and ethically for all business opportunities. In circumstances where there is reason to believe that the release or receipt of non-public information is unauthorized, do not attempt to obtain and do not accept such information from any source.

Company personnel involved in Company transactions must be certain that all statements, communications, and representations made regarding this Company are accurate and truthful.

9. MAINTAIN THE INTEGRITY OF CONSULTANTS, AGENTS, AND REPRESENTATIVES.

Business integrity is a key standard for those who represent this Company. Agents, representatives, and consultants must certify their willingness to comply with our policies and procedures and must never circumvent our values and principles.

10. PROTECT PROPRIETARY INFORMATION.

Proprietary Company information may not be disclosed to anyone without proper authorization. Keep proprietary documents protected and secure. In the course of normal business activities, associates, customers and competitors may sometimes divulge information that is proprietary to their business. Respect these confidences.

                                      EX-C4

11. RESPONSIBLE USE OF COMPANY ASSETS.

Achieve responsible use, control, and stewardship over all assets and resources of this Company that are employed by or entrusted to the recipients of such property for the benefit of this Company.

12. AVOID UNDUE INTERFERENCE.

Company Personnel shall not and shall not attempt to unduly or fraudulently influence, coerce, manipulate, or mislead any authorized audit or interfere with any auditor engaged in the performance of an internal or independent audit of this Company's financial statements or accounting books and records nor apply such conduct to the application to this Company of any other relevant regulations.

 13. BOARD COMMITTEES.

The Board of Directors shall establish an Audit Committee empowered to enforce this Code of Ethics. The Audit Committee shall report to the Board of Directors at least once a year regarding the effectiveness of this Company's Code of Ethics, its disclosure controls and reporting procedures, and its general business conduct.

14. COMPLIANCE MEASURES.

This Company shall consistently enforce its Code of Ethics and Business Conduct through appropriate means of discipline. Violations of the Code shall be promptly reported to the Audit Committee. Pursuant to procedures adopted by it, the Audit Committee shall determine whether violations of the Code have occurred and, if so, shall determine the disciplinary measure to be taken against any employee or agent who has so violated the Code.

Disciplinary measures, may be invoked at the discretion of the Audit Committee, and may include, but are not limited to, counseling, oral or written reprimands, warnings, probation or suspension without pay, demotions, reductions in salary, termination of employment and restitution.

Persons subject to disciplinary measures shall include, in addition to the violator, others involved in the wrongdoing, including but not limited to, persons who fail to use reasonable care to detect violations, persons who if requested to divulge information withhold material information regarding a violation, and supervisors who approve or condone the violations or attempt to retaliate against employees or agents for reporting violations or violators.

                                      EX-C5

                                    EXHIBIT D
                               SYNERGY BRANDS INC.
                             1175 WALT WHITMAN ROAD
                               MELVILLE, NY 11747
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mair Faibish and Mitchell Gerstein, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all of the shares of the common stock, par value $.001 per share, of Synergy Brands Inc. the "Company"), held of record by the undersigned on at the 2003 Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held on June 25, 2004, and any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS LISTED IN THE PROXY STATEMENT, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS PRESENTED FOR SHAREHOLDER VOTE AT THE ANNUAL MEETING.

1. PROPOSAL TO ELECT THE FOLLOWING PERSONS TO SERVE AS THE BOARD OF DIRECTORS FOR SYNERGY BRANDS INC. FOR ONE YEAR FROM THE EFFECTIVE DATE OF THE ANNUAL MEETING OF SHAREHOLDERS TO WHICH THIS PROXY RELATES OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED:

MAIR FAIBISH
MITCHELL GERSTEIN
DOMINIC MARSICOVETERE
MICHAEL FERRONE
RANDALL J. PERRY
FRANK A. BELLIS JR.
LLOYD MILLER
JOEL SEBASTIAN
BILL RANCIC

FOR { }   AGAINST { }  ABSTAIN { }

2. PROPOSAL TO ELECT HOLTZ RUBENSTEIN LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR { }   AGAINST { }  ABSTAIN { }

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

FOR  { }  AGAINST { } ABSTAIN { }

                                      -EX-D1-

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW { }

PLEASE EXECUTE THIS PROXY AS YOUR NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER
AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

SIGNATURE:                             DATE:


SIGNATURE:                             DATE:


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                      -EX-D2-